Securities Act Registration No. 333-135714

Investment Company Act Registration No. 811-21927

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐

Pre-Effective Amendment No.__

☐

Post-Effective Amendment No.  3

☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY                                ☐

ACT OF 1940

Amendment No.  4

☒

  (Check appropriate box or boxes.)

AMM Funds

(formerly Fallen Angels Family of Funds and   American Money Management Funds)

(Exact Name of Registrant as Specified in Charter)

P.O. Box 675203

14249 Rancho Santa Fe Farms Road

Rancho Santa Fe, CA 92067

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including Area Code:  858-755-0909

Gabriel B. Wisdom

P.O. Box 675203

14249 Rancho Santa Fe Farms Road

Rancho Santa Fe, CA 92067

    (Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

Thompson Hine LLP

312 Walnut Street, 14th floor

Cincinnati, Ohio 45202

Approximate date of proposed public offering:  As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective:

☒ Immediately upon filing pursuant to paragraph (b)

☐ On ( date ) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ On (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

  ☐   This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AMM Funds

PROSPECTUS

NOVEMBER 10, 2008

FALLEN ANGELS VALUE FUND

FALLEN ANGELS INCOME FUND

American Money Management, LLC

P.O. Box 675203

14249 Rancho Santa Fe Farms Road

Rancho Santa Fe, CA 92067

1-888-999-1395

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FALLEN ANGELS VALUE FUND	1
FALLEN ANGELS INCOME FUND	3
PERFORMANCE	8
FEES AND EXPENSES	8
HOW TO BUY SHARES	9
Opening an Account	9
Purchasing Shares	10
Minimum Investment	11
Other Investment Information	11
HOW TO REDEEM SHARES	14
Redeeming Shares	12
Redeeming By Mail	13
Telephone Redemptions	13
Redemptions In Kind	13
Additional Redemption Information	13
DISTRIBUTION PLAN	14
VALUING FUND ASSETS	14
DIVIDENDS, DISTRIBUTIONS AND TAXES	16
Dividends and Distributions	14
Taxes	15
MANAGEMENT OF THE FUNDS	15
SHAREHOLDER STATEMENTS AND REPORTS	17
FINANCIAL HIGHLIGHTS	18
PRIVACY POLICY	19
FOR MORE INFORMATION	BACK COVER

FALLEN ANGELS VALUE FUND

THE FUND’S INVESTMENT OBJECTIVE

The Fallen Angels Value Fund seeks long-term capital appreciation.

THE FUND’S PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests in the equity securities of companies that the adviser believes to be undervalued at current market prices.  These include common stocks, preferred stocks, convertible securities, and warrants to buy common stocks.  The Fund may hold positions in the equity securities of small, medium and large capitalization companies. The Fund also may invest in shares of closed-end investment companies, as well as exchange trade funds (“ETFs”).  An ETF is a registered investment company that seeks to track the performance of a particular market index.  These indexes include not only broad-market indexes, but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.  In addition, the Fund may invest indirectly in foreign securities by either purchasing American Depositary Receipts (“ADRs”) or by investing in investment companies and ETFs that hold foreign securities or ADRs.  The Fund is actively managed, which may result in a high rate of portfolio turnover.

In managing the Fund, the adviser begins by screening a universe of thousands of domestic and foreign companies on various fundamental criteria to identify issuers that it believes are worth further consideration.  Once a company’s potential is identified and a security appears attractive, detailed quantitative and qualitative research and analysis follows.  Each company is evaluated in light of a variety of factors, including, but not limited to:

•

Growth in earnings and revenue

•

Earnings and revenue trends

•

Price to sales and price to earnings ratios

•

Price to earnings growth (PE/G) ratio

•

Return on equity

•

Free cash flow

•

Management talent

•

Industry position

From this narrowed group of stocks, the adviser adds those companies that it believes have significant appreciation potential over a three to five year period to its list of stocks approved for investment.  The adviser seeks to identify “fallen angels” or, in other words, businesses whose value is not currently reflected in the price of the security.  While the term “fallen angels” typically refers to the securities of individual companies, the adviser also uses the term to describe funds (closed-end and ETFs) that the adviser believes are undervalued.  After making investments in securities from the approved list, the adviser monitors each holding and adjusts its price targets as warranted to reflect changes in a company’s fundamentals.

A negative change in the fundamental or qualitative characteristics of the company may cause the adviser to sell a security.  A security also may be sold in order to generate cash to invest in a more attractive opportunity.  Finally, the adviser may sell a security when its price approaches, meets or exceeds the adviser’s estimate of its intrinsic value.

The Fund may hold all or a portion of its assets in cash or cash equivalents pending investment or when investment opportunities are limited.  Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent that it would if it had remained fully invested.  Cash equivalents include money market funds, certificates of deposit, short-term debt obligations and repurchase agreements.

THE FUND’S PRINCIPAL INVESTMENT RISKS

All mutual funds carry a certain amount of risk.  The Fund’s returns will vary and you could lose money on your investment in the Fund.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency.  Also, an investment in the Fund is not a complete investment program.  Below are some specific risks of investing in the Fund.

Management Risk.  The adviser’s judgments about the attractiveness, value and potential appreciation of a particular security in which the Fund invests may prove to be incorrect and may not produce the desired results.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Investment Style Risk.  The Fund pursues a value investing style.  Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.  Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or even overvalued.  Value oriented funds may underperform when growth investing is in favor.  In addition, the market may continually value the stocks held by the Fund lower than the adviser believes them to be valued.

ETF and Investment Company Risks.  Investors in the Fund will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.  The Fund will also incur brokerage costs when it purchases ETFs.  The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs and other investment companies in which the Fund invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their applicable indices.  The market value of the ETF shares may differ from their net asset value.  This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities.  Accordingly, there may be times when an ETF’s shares trade at a premium or discount to its net asset value.

Smaller Company Risk.  The Fund may invest in smaller capitalization companies.  The earnings and prospects of smaller companies are more volatile than those of larger companies.  Smaller companies also may experience higher failure rates than do larger companies.  In addition, the securities of smaller companies may trade less frequently and in smaller volumes than the securities of larger companies, which may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.  Finally, smaller companies may have limited markets, product lines or financial resources and may lack management experience.

Foreign Investing Risk.  Because the Fund may invest in ADRs and ETFs that hold foreign stocks and ADRs, it also is subject to foreign investing risk.  Foreign investing involves risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country.  In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets.  Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations.  Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular.  Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

Convertible Security Risk.  The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise.  The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Portfolio Turnover Risk.  Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs.  Active trading of securities may also increase the Fund’s realized short-term capital gains or losses, which may affect the taxes you pay as a Fund shareholder.  Short-term capital gains are taxed as ordinary income under federal income tax laws.

FALLEN ANGELS INCOME FUND

THE FUND’S INVESTMENT OBJECTIVE

The Fallen Angels Income Fund seeks high current income with the potential for capital appreciation.

THE FUND’S PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests in debt and equity securities that the adviser believes to be undervalued at current market prices.  These include dividend paying common stocks, preferred stocks, closed-end income funds, royalty trusts, convertible securities, bonds, warrants to buy common stocks, and U.S. government securities.  The Fund may hold positions in the debt and equity securities of small, medium and large capitalization companies.  Debt securities purchased directly by the Fund can be of any credit quality, and may be of any maturity and duration.   The Fund is actively managed, which may result in a high rate of portfolio turnover.

The Fund also may invest in shares of closed-end investment companies, as well as exchange trade funds (“ETFs”).  An ETF is a registered investment company that seeks to track the performance of a particular market index.  These indexes include not only broad-market indexes, but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.  In addition, the Fund may invest indirectly in foreign securities by either purchasing American Depositary Receipts (“ADRs”) or by investing in investment companies and ETFs that hold foreign securities or ADRs.  In managing the Fund, the adviser begins by screening a universe of thousands of domestic and foreign securities on various fundamental criteria to identify issuers that it believes are worth further consideration.  Once a company’s potential is identified and a security appears attractive, detailed quantitative and qualitative research and analysis follows.  Each closed-end income fund is evaluated in light of a variety of factors, which may include:

•

High current distributions and yields

•

Discounts to net asset value

•

Sustainability of distributions

Other securities are evaluated based on factors such as:

•

Price to sales and price to earnings ratios

•

Price to earnings growth ratio

•

Return on equity

•

Free cash flow

•

Management talent

•

Industry position

From this narrowed group of securities, the adviser adds those investments that it believes have significant potential for appreciation and/or improving yields over a three to five year period to its list of securities approved for investment.  The adviser seeks to identify “fallen angels” or, in other words, businesses whose value is not currently reflected in the price of the security.  While the term “fallen angels” typically refers to the securities of individual companies, the adviser also uses the term to describe funds (closed-end and ETFs) that the adviser believes are undervalued.  After making investments in securities from the approved list, the adviser monitors each holding and adjusts its price targets as warranted to reflect changes in a security’s fundamentals.

A negative change in the fundamental or qualitative characteristics of the issuer may cause the adviser to sell a security.  A security also may be sold in order to generate cash to invest in a more attractive opportunity.  Finally, the adviser may sell a security when its price approaches, meets or exceeds the adviser’s estimate of its intrinsic value.

The Fund may hold all or a portion of its assets in cash or cash equivalents pending investment or when investment opportunities are limited.  Under these circumstances, the Fund may not participate in market advances or declines to the same extent that it would if it had remained fully invested.  Cash equivalents include money market funds, certificates of deposit, short-term debt obligations and repurchase agreements.

THE FUND’S PRINCIPAL INVESTMENT RISKS

All mutual funds carry a certain amount of risk.  The Fund’s returns will vary and you could lose money on your investment in the Fund.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency.  Also, an investment in the Fund is not a complete investment program.  Below are some specific risks of investing in the Fund.

Management Risk.  The adviser’s judgments about the attractiveness, value and potential appreciation of a particular security in which the Fund invests may prove to be incorrect and may not produce the desired results.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Credit Risk.  The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund. The Fund may invest in securities that are rated below investment grade, as well as investment companies and ETFs that invest in this category.  These securities are commonly referred to as "junk bonds."  Issuers of these securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.  There is a higher risk that the Fund could suffer a loss from investments in non-investment grade securities caused by the default of the issuer of the security than from an investment in higher rated fixed income securities.

Government Risk.  The U.S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U.S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.  In addition, securities issued Freddie Mac, Fannie Mae and Federal Home Loan Banks are not obligations of, or insured by, the U.S. government.  If a U.S. government agency or instrumentality in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund’s share price or yield could fall.

Interest Rate Risk.  The Fund’s share price and total return will vary in response to changes in interest rates.  If rates increase, the value of the Fund’s fixed income investments generally will decline, as will the value of your investment in the Fund.  Generally fixed income securities with  longer maturities are more sensitive to changes in interest rates than fixed income securities with shorter maturities.

Specific Maturity Risk.  Securities with longer maturities are more sensitive to changes in interest rates and are subject to greater fluctuations in value.

Investment Style Risk.  The Fund pursues a value investing style.  Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.  Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or even overvalued.  Value oriented funds may underperform when growth investing is in favor.  In addition, the market may continually value the stocks held by the Fund lower than the adviser believes them to be valued.

ETF and Investment Company Risks.  Investors in the Fund will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.  The Fund will also incur brokerage costs when it purchases ETFs.  The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs and other investment companies in which the Fund invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their applicable indices.  The market value of the ETF shares may differ from their net asset value.  This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities.  Accordingly, there may be times when an ETF’s shares trade at a premium or discount to its net asset value.

Royalty Trust Risk.  Royalty trusts buy the right to royalties (income) on the production and sales of a natural resource company.  The yield generated by a royalty trust is not guaranteed and because developments in the oil, gas and natural resources markets will affect payouts, can be volatile.  For example, the yield on an oil royalty trust can be affected by changes in production levels, natural resources, political and military developments, regulatory changes and conservation efforts.  In addition, natural resources are depleting assets.  Eventually, the income-producing ability of the royalty trust will be exhausted.  Generally, higher yielding trusts have less time until depletion of proven reserves.

Smaller Company Risk.  The Fund may invest in smaller capitalization companies.  The earnings and prospects of smaller companies are more volatile than those of larger companies.  Smaller companies also may experience higher failure rates than do larger companies.  In addition, the securities of smaller companies may trade less frequently and in smaller volumes than the securities of larger companies, which may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.  Finally, smaller companies may have limited markets, product lines or financial resources and may lack management experience.

Foreign Investing Risk.  Because the Fund may invest in ADRs and ETFs that hold foreign stocks and ADRs, it also is subject to foreign investing risk.  Foreign investing involves risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country.  In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets.  Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations.  Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular.  Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

Convertible Security Risk.  The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise.  The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

    Portfolio Turnover Risk.  Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs.  Active trading of securities may also increase the Fund’s realized short-term capital gains or losses, which may affect the taxes you pay as a Fund shareholder.  Short-term capital gains are taxed as ordinary income under federal income tax laws.

PERFORMANCE

The bar charts and tables set out below help show the returns and risks of investing in shares of the Funds.  Each bar chart shows the 2007 yearly performance of a Fund’s shares assuming reinvestment of any dividends and distributions.  The performance table compares the performance of a Fund’s shares over time to the performance its index.  You should be aware that a Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

FALLEN ANGELS VALUE FUND

Performance Bar Chart For Calendar Year Ended December 31, 2007

Best Quarter:	Quarter 2, 2007	5.88%
Worst Quarter:	Quarter 4, 2007	-3.60%

The return for the period from January 1, 2008 to September 30, 2008 was -15.55%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2007)

	One Year	Since Inception(1)
Return before taxes	1.12%	1.43%
Return after taxes on distributions (2)	0.79%	1.02%
Return after taxes on distributions and sale of Fund shares (2)	0.73%	0.98%
Standard & Poor's 500 Index(3)	5.49%	7.44%

(1) The inception date of the Fund is November 10, 2006.

(2) After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The Standard & Poor's 500 Index is an unmanaged market capitalization-weighted index which is representative of the U.S. stock market as whole.  Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index.

FALLEN ANGELS INCOME FUND

Performance Bar Chart For Calendar Year Ended December 31, 2007

Best Quarter:	Quarter 2, 2007	2.92%
Worst Quarter:	Quarter 4, 2007	-8.50%

The return for the period from January1, 2008 to September 30, 2008 was -17.46%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2007)

	One Year	Since Inception(1)
Return before taxes	-6.58%	-5.51%
Return after taxes on distributions (2)	-9.03%	-7.84%
Return after taxes on distributions and sale of Fund shares (2)	-4.20%	-5.98%
Dow Jones Moderate Portfolio Index(3)	8.02%	9.13%

(1) The inception date of the Fund is November 10, 2006.

(2) After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3) The Dow Jones Moderate Portfolio Index is composed of a blend of equity, fixed income and cash assets and is designed to represent approximately 60% of the risk of an all-stock index.  Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index.

FEES AND EXPENSES

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)	FALLEN ANGELS VALUE FUND	FALLEN ANGELS INCOME FUND
Maximum Sales Charge (Load) Imposed on Purchases	NONE	NONE
Maximum Deferred Sales Charge (Load)	NONE	NONE
Redemption Fee (as percentage of amount redeemed)[1]	NONE	NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
Management Fee	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.25%
Other Expenses[2]	0.74%	0.84%
Acquired (Underlying) Fund Fees and Expenses[3]	0.41%	0.66%
Total Annual Fund Operating Expenses	2.40%	2.75%

1 A wire transfer fee of $20 will be charged to defray custodial charges for redemptions paid by wire transfer.

2 Under an Administrative Services Agreement between the adviser and the Funds, the adviser has agreed to provide certain management support and administrative oversight services to the Funds in exchange for the payment of an annual administration fee equal to 0.25% of each Fund’s average net assets.  For more information, please see “Management of the Funds” in this prospectus.

3 The Total Annual Fund Operating Expenses in this Fee Table will not correlate to the expense ratios in the Funds' financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Funds, not the indirect costs of investing in Underlying Funds.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in a Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fallen Angels Value Fund	$243	$748	$1,280	$2,736
Fallen Angels Income Fund	$278	$853	$1,454	$3,080

OTHER INFORMATION ABOUT THE FUNDS

The investment objective of each Fund may be changed without shareholder approval.  Information about each Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is included in the Statement of Additional Information.

From time to time, each Fund may hold all or a portion of its assets in cash or cash equivalents pending investment, when investment opportunities are limited, or when attempting to respond to adverse market, economic, political or other conditions.  Cash equivalents include certificates of deposit; short term, high quality taxable debt securities; money market funds and repurchase agreements.  If a Fund invests in shares of a money market fund or other investment company, the shareholders of the Fund generally will be subject to duplicative management fees.  These temporary defensive positions may be inconsistent with a Fund’s principal investment strategy and, as a result of engaging in these temporary measures, a Fund may not achieve its investment objective.

HOW TO BUY SHARES

OPENING AN ACCOUNT

Each Fund is a series of AMM Funds and you may purchase shares directly from AMM Funds.  You also may purchase shares through a brokerage firm or other intermediary that has contracted with AMM Funds to sell shares of the Funds.  You may be charged a separate fee by the brokerage firm or other intermediary through whom you purchase shares.

If you are investing directly in a Fund for the first time, please call the Fund’s transfer agent at 1-866-663-8023 to request a Shareholder Account Application.  You will need to establish an account before investing.  Be sure to sign up for all the account options that you plan to take advantage of.  For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application.  Doing so when you open your account means that you will not need to complete additional paperwork later.

Your investment in a Fund should be intended as a long-term investment vehicle.  The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market.  Each Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading.  Each Fund also reserves the right to stop offering shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We also may ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

If you have any questions regarding the Funds, please call 1-888-999-1395.

PURCHASING SHARES

You may buy shares on any “business day.”  This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Shares of the Funds are sold at net asset value (“NAV”) per share.  The NAV generally is calculated as of the close of trading on the NYSE every day the NYSE is open.  The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”).  A Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

If you are purchasing directly from AMM Funds, send the completed Shareholder Account Application and a check payable to the Fund in which you are investing to the following address:

AMM Funds

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147-4403

Purchases orders received in “proper form” by the Fund’s transfer agent before the close of trading on the NYSE will be effective at the NAV next calculated after your order is received.  On occasion, the NYSE closes before 4:00 p.m. Eastern Time.  When that happens, purchase orders received after the NYSE closes will be effective the following business day.

To be in “proper form,” the purchase order must include:

•

Fund name and account number;

•

Account name(s) and address;

•

The dollar amount or number of shares you wish to purchase.

The Funds may limit the amount of purchases and refuse to sell to any person.

Method of Payment.  All purchases (both initial and subsequent) must be made in U.S. dollars and checks must be drawn on U.S. banks.  Cash, credit cards and third party checks will not be accepted.  Third party checks and checks drawn on a non-U.S. financial institution will not be accepted, even if payment may be effected through a U.S. financial institution.  Checks made payable to any individual or company and endorsed to AMM Funds or the particular Fund are considered third-party checks.

A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons.  If a check does not clear your bank or the Funds are unable to debit your predesignated bank account on the day of purchase, the Funds reserve the right to cancel the purchase.  If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase.  The Funds (or a Fund agent) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price.  Any profit on such cancellation will accrue to the Funds.

If you choose to pay by wire, you must call the Funds’ transfer agent, at 1-866-663-8023 to set up your account, to obtain an account number, and obtain instructions on how to complete the wire transfer.

Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business.  A wire purchase will not be considered made until the wired money and the purchase order is received by the Funds.  Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or their transfer agent.  The Funds presently do not charge a fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

MINIMUM INVESTMENTS

The minimum initial investment in a Fund is $10,000 .   If you open an IRA account, the minimum initial investment in a Fund is $4,000.   You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund.  Subsequent investments must be at least $1,000.

The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.  Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution.  To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, brokerage firm or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

For accounts sold through brokerage firms and other intermediaries, it is the responsibility of the brokerage firm or intermediary to enforce compliance with investment minimums.

OTHER PURCHASE INFORMATION

If your wire does not clear, you will be responsible for any loss incurred by the Funds.  If you are already a shareholder, the Funds can redeem shares from any identically registered account in a Fund as reimbursement for any loss incurred.  You may be prohibited or restricted from making future purchases in the Funds.

The Funds may authorize certain brokerage firms and other intermediaries (including their designated correspondents) to accept purchase and redemption orders on their behalf.  The Funds are deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter.  It is the responsibility of the brokerage firm or other intermediary to transmit orders promptly to the Funds’ transfer agent.

AMM Funds discourage market timing.  Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of a Fund’s shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  Each Fund may invest a significant portion of its assets in small capitalization companies.  Because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage).  Any such frequent trading strategies may interfere with efficient management of a Fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because a Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage also may cause dilution in the value of Fund shares held by other shareholders.  The Board of Trustees has adopted a policy directing each Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of a Fund that indicates market timing.  This policy applies to all Fund shareholders.  While the Funds attempt to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders.  Omnibus accounts typically provide the Funds with a net purchase or redemption request on any given day.  That is, purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by a Fund.  The netting effect often makes it more difficult for a Fund to detect market timing, and there can be no assurance that a Fund will be able to do so.   Brokers maintaining omnibus accounts with each Fund have agreed to provide shareholder transaction information, to the extent known to the broker, to each Fund upon request.  If a Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity.  In addition, each Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or shareholders or if the Fund thinks trading is abusive.

HOW TO REDEEM SHARES

REDEEMING SHARES

You may redeem your shares on any business day.  Redemption orders received in proper form by the Funds’ transfer agent or by a brokerage firm or other intermediary selling Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be processed at that day’s NAV.  Your brokerage firm or intermediary may have an earlier cut-off time.

“Proper form” means your request for redemption must:

•

Include the Fund name and account number;

•

Include the account name(s) and address;

•

State the dollar amount or number of shares you wish to redeem; and

•

Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Funds may require that the signature(s) be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request.  The Funds may also require that signatures be guaranteed for redemptions of $25,000 or more.  Signature guarantees are for the protection of shareholders.  You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.  All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp.  For joint accounts, both signatures must be guaranteed.  Please call the transfer agent at 1-866-663-8023 if you have questions regarding signature guarantees.  At the discretion of the Funds, you may be required to furnish additional legal documents to insure proper authorization.   The Funds will not make checks or federal wire transfers payable to any person other than the shareholder(s) of record or a financial intermediary for the benefit of the shareholder(s) of record.

Shares of the Funds may be redeemed by mail or telephone.  You may receive redemption payments in the form of a check or federal wire transfer.  A wire transfer fee of $20 may be charged to defray custodial charges for redemptions paid by wire transfer.  Any charges for wire redemptions will be deducted from your account by redemption of shares.  If you redeem your shares through a brokerage firm or other intermediary, you may be charged a fee by that institution.

REDEEMING BY MAIL

You may redeem any part of your account in a Fund by mail at no charge.  Your request, in proper form, should be addressed to:

AMM  Funds

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147-4403

TELEPHONE REDEMPTIONS

You may redeem any part of your account in a Fund by calling the transfer agent at 1-866-663-8023.  You must first complete the Optional Telephone Redemption section of the investment application to institute this option.  The Funds, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine.  However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.  Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds may terminate the telephone redemption procedures at any time.  During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Funds, although the transfer agent has never experienced difficulties in receiving and responding to telephone requests for redemptions in a timely fashion.  If you are unable to reach the Funds by telephone, you may request a redemption by mail.

REDEMPTIONS-IN-KIND

Generally, all redemptions will be for cash.  However, if you redeem shares worth more than $250,000 or 1% of the value of a Fund’s assets, the Funds reserve the right to pay all or part of your redemption proceeds in readily marketable securities instead of cash under unusual circumstances in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder.  If payment is made in securities, a Fund will value the securities selected in the same manner in which it computes its NAV.  This process minimizes the effect of large redemptions on the Funds and their remaining shareholders.  In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Funds.

ADDITIONAL REDEMPTION INFORMATION

If you are not certain of the redemption requirements, please call the transfer agent at 1-866-663-8023.  Redemptions specifying a certain date or share price cannot be accepted and will be returned.  You will be mailed the proceeds on or before the fifth business day following the redemption.  You may be assessed a fee if the Funds incur bank charges because you request that the Funds re-issue a redemption check.  Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission (“SEC”), the Funds may suspend redemptions or postpone payment dates.

Because the Funds incur certain fixed costs in maintaining shareholder accounts, the Funds may require that you to redeem all of your shares in a Fund upon 30 days written notice if the value of your shares in the Fund is less than $10,000 due to redemption, or such other minimum amount as the Fund may determine from time to time.  You may increase the value of your shares in the Fund to the minimum amount within the 30-day period.  All shares of the Funds also are subject to involuntary redemption if the Board of Trustees determines to liquidate a Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences to you and about which you should consult your tax adviser.

DISTRIBUTION PLAN

Each Fund has adopted a plan under Rule 12b-1 that allows each Fund to pay distribution fees for the sale and distribution of their shares.  These are called “Rule 12b-1 Fees.”  Rule 12b-1 Fees are paid to brokerage firms and other intermediaries as compensation for expenses incurred in the sale of Fund shares and for services provided to shareholders.  Payments are not tied to actual expenses incurred.  Shareholders of each Fund pay an annual 12b-1 Fee of up to 0.25% of it’s average net assets.  Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

VALUING FUND ASSETS

Each Fund’s assets are generally valued at their market value using market quotations.  The Funds may use pricing services to determine market value.  If market prices are not available or, in the adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the adviser will value a Fund’s assets at their fair value according to policies approved by the Funds’ Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders.  Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.  The Funds may invest in open-end and closed-end investment companies, as well as ETFs.  The Fund’s NAV is calculated based, in part, upon the NAV of the underlying investment companies and ETFs in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders.  The Fallen Angel Value Fund distributes dividends and capital gains annually, and expects that distributions will consist primarily of capital gains.  The Fallen Angels Income Fund distributes dividends monthly and capital gains annually, and expects that distributions will consist primarily of ordinary income.  These distributions are automatically reinvested in the Fund from which they are paid unless you request cash distributions on your application or through a written request to the Funds.   The Funds will not make checks or federal wire transfers payable to any person other than the shareholder(s) of record or a financial intermediary for the benefit of the shareholder(s) of record.  Reinvested dividends and distributions receive the same tax treatment as those paid in cash.  If you are interested in changing your election, you may call the Funds’ transfer agent at 1-866-663-8023 or send a written notification to:

AMM  Funds

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

TAXES

In general, selling shares of the Funds and receiving distributions (whether reinvested or taken in cash) are taxable events.  Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold.  Any tax liabilities generated by your transactions or by receiving distributions are your responsibility.  You may want to avoid making a substantial investment when the Funds are about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.  The Funds may produce capital gains even if they do not have income to distribute and performance has been poor.

Early each year, the Funds will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year.  If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.  Because each investor’s tax circumstances are unique, please consult with your tax adviser about your investment.

MANAGEMENT OF THE FUNDS

American Money Management, LLC (“AMM”) is the Funds' investment adviser and makes the day-to-day investment decisions for the Funds.  Founded in 1999, AMM is located at 14249 Rancho Santa Fe Farms Road, Rancho Santa Fe, CA 92097.  AMM is registered with the SEC and manages over $100 million for individuals, corporations, trusts, and pension and retirement plans.

Gabriel B. Wisdom and Michael J. Moore are the portfolio managers for the Fallen Angels Value Fund and the Fallen Angels Income Fund.  The portfolio managers work as a team, and there is no distinction between their respective responsibilities in managing the Funds.

Mr. Wisdom, a portfolio manager for the Funds since their inception, is the Chief Executive Officer and Managing Director of AMM, and serves on AMM’s  Investment Committee.  Prior to establishing AMM in 1999, Mr. Wisdom was a Managing Director at Private Asset Management, Inc., a registered investment adviser, from 1995 to 1999.  From 1989 to 1995 Mr. Wisdom was a Senior Vice President of Investments with Sutro & Co. and a Senior Vice President at Prudential-Bache Securities from 1985 to 1989.  Since 2001, Mr. Wisdom has edited the Fallen Angels Report, an investment newsletter, and his investment commentaries have been carried on numerous radio stations around the country.  Mr. Wisdom is a graduate of the Harvard Business School and holds degrees from Newport University and California Pacific University.

Mr. Moore, also a portfolio manager for the Funds since their inception, is the Chief Investment Officer and a shareholder of AMM, as well as the Chairman of AMM’s Investment Committee.  Mr. Moore provides research and analysis to support the firm’s investment process and oversees trading.  Prior to joining AMM in 2001, Mr. Moore was the owner and chief executive officer of Ad-Pad Inc., a marketing and promotional products firm.  Mr. Moore earned a Bachelor of Sciences degree in Finance from Boston College.

The Funds’ Statement of Additional Information provides information about the compensation received by the portfolio managers, other accounts managed by the portfolio managers and each portfolio manager’s ownership of Fund shares.

Each Fund paid AMM a fee equal to 1.00% of its average daily net assets during the fiscal year ended July 31, 2008.  A discussion regarding the basis of the Board of Trustees’ approval of the Management Agreement with AMM is available in the Funds' most recent semiannual report to shareholders for the period ending January 31.  Each Fund also pays the adviser an administration fee equal to 0.25% of its average daily net assets for management support and administrative oversight.

AMM distributes a periodic newsletter called the “Fallen Angels Report.”  The newsletter discusses various securities, including securities in which the Funds are permitted to invest.  The Adviser has adopted a policy that it will not discuss a security in the newsletter if the security is currently being considered for purchase or sale by either Fund.

In addition to Rule 12b-1 Fees paid by the Funds, AMM  may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

SHAREHOLDER STATEMENTS AND REPORTS

AMM Funds or your brokerage firm or other intermediary will send you transaction confirmation statements and quarterly account statements.  Please review these statements carefully.

To reduce expenses and conserve natural resources, AMM Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family.  If you would like to receive separate mailings, please call 1-866-663-8023 and AMM Funds will begin individual delivery within 30 days after AMM Funds receive your instructions.

You will receive a financial report from the Funds twice a year, generally in October and April.  In addition, you may periodically receive proxy statements and other reports.

Electronic copies of financial reports and prospectuses are available.  To participate (or end your participation) in AMM Fund’s electronic delivery program, please complete the appropriate section of the Shareholder Account application or call 1-888-999-1395.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand each Fund's financial performance during the period of their operations.  Certain financial information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Sanville & Company, whose report, along with the Funds' financial statements, are included in the Annual Report, which is available upon request.

FALLEN ANGELS VALUE FUND

Select data for a share outstanding throughout the period.

	Year Ended 7/31/2008	Period* Ended 7/31/2007
Net Asset Value, at Beginning of Period	$ 10.32	$ 10.00
Income From Investment Operations:
Net Investment Income**	0.01	0.13
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.10)	0.23
Total from Investment Operations	(1.09)	0.36
Distributions:
Net Investment Income	(0.09)	(0.04)
Realized Gains	0.00	0.00
Total from Distributions	(0.09)	(0.04)
Net Asset Value, at End of Period	$ 9.14	$ 10.32
Total Return***	(10.63)%	3.62%
Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 18,507	$ 21,424
Before Waivers
Ratio of Expenses to Average Net Assets	1.99%	1.91% (a)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.13%	1.60% (a)
After Waivers
Ratio of Expenses to Average Net Assets	1.99%	1.74% (a)
Ratio of Net Investment Income to Average Net Assets	0.13%	1.77% (a)
Portfolio Turnover	451.20%	31.18%

*

For the period November 10, 2006 (commencement of investment operations) through July 31, 2007.
**

Per share net investment income has been determined on the basis of average shares outstanding during the period.

***

Assumes reinvestment of dividends.
(a)

Annualized

FALLEN ANGELS INCOME FUND

Select data for a share outstanding throughout the period.

	Year Ended 7/31/2008	Period* Ended 7/31/2007
Net Asset Value, at Beginning of Period	$ 9.54	$ 10.00
Income From Investment Operations:
Net Investment Income**	0.56	0.48
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.61)	(0.45)
Total from Investment Operations	(1.05)	0.03
Distributions:
Net Investment Income	(0.62)	(0.49)
Realized Gains	(0.06)	-
Total from Distributions	(0.68)	(0.49)
Net Asset Value, at End of Period	$ 7.81	$ 9.54
Total Return***	(11.65)%	0.22%
Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 15,822	$ 18,605
Before Waivers
Ratio of Expenses to Average Net Assets	2.09%	2.02% (a)
Ratio of Net Investment Income (Loss) to Average Net Assets	6.35%	6.64% (a)
After Waivers
Ratio of Expenses to Average Net Assets	2.09%	1.88% (a)
Ratio of Net Investment Income to Average Net Assets	6.35%	6.78% (a)
Portfolio Turnover	138.49%	96.47%

*

For the period November 10, 2006 (commencement of investment operations) through July 31, 2007.
**

Per share net investment income has been determined on the basis of average shares outstanding during the period.

***

Assumes reinvestment of dividends.
(a)

Annualized

PRIVACY POLICY

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources.  In the event that you hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Funds Collect.  The Funds collect the following nonpublic personal information about you:

•

Information the Funds receive from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•

Information about your transactions with the Funds, their affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Funds Disclose.  The Funds do not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Funds are permitted by law to disclose all of the information they collect, as described above, to its service providers (such as the Funds’ custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security.  The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

FOR MORE INFORMATION

Several additional sources of information are available to you.  The Statement of Additional Information (“SAI”), is incorporated into this Prospectus by reference (and therefore legally a part of this Prospectus), contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates.  Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the performance results as of the Funds as of the latest semi-annual or annual fiscal year end.

Call AMM Funds at 1-888-999-1395 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Funds and to make shareholder inquiries.  You may also obtain copies on the adviser’s website at amminvest.com.

You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (the “SEC”) Public Reference Room in Washington, D.C.  Call the SEC at 1-202-551-8090 for room hours and operation.  You also may obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street N.E., Washington, D.C. 20549-0102.

Investment Company Act File No. 811-21927

AMM FUNDS

FALLEN ANGELS VALUE FUND

FALLEN ANGELS INCOME FUND

STATEMENT OF ADDITIONAL INFORMATION

NOVEMBER 10 , 2008

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read in conjunction with the Prospectus for the Fallen Angels Value Fund and the Fallen Angels Income Fund dated November 10, 2008 ..  The Funds' financial statements are included in the Trust's Annual Report, which are incorporated by reference into this SAI.  A copy of the Prospectus or Annual Report can be obtained at no charge by writing the transfer agent, Mutual Shareholder Services, LLC, at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4003, or by calling 1-866-663-8023.  The Funds' prospectus is incorporated by reference into this SAI.

TABLE OF CONTENTS

Page

Description of the Trust and the Funds	1
Additional Information About the Funds’ Investments	2
Investment Strategies and Risks	2
Investment Restrictions	23
Management of the Funds	25
Code of Ethics	28
Distribution Plan	28
Control Persons and Principal Holders of Securities	29
Control Persons	29
Management Ownership	30
Investment Advisory and Other Services	30
Investment Adviser	30
Custodian	33
Fund Services	33
Independent Registered Public Accounting Firm	33
Brokerage Allocation and Other Practices	33
Disclosure of Portfolio Holdings	35
Determination of Share Price	36
Redemption In-Kind	37
Tax Consequences	37
Proxy Voting Policies and Procedures	38
Financial Statements	38
Summary of Institutional Shareholder Services Proxy Voting Policies and Procedures	39

DESCRIPTION OF THE TRUST AND FUNDS

The Fallen Angels Value Fund and the Fallen Angels Income Fund (each a "Fund" and collectively, the “Funds”) were organized as diversified series of AMM Funds (formerly Fallen Angels Family of Funds) (the “Trust”) on June 20, 2006 and commenced investment operations on November 10 , 2006.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated June 20, 2006 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The Funds are the only series currently authorized by the Trustees. The investment adviser to the Funds is American Money Management, LLC (the “Adviser”).

The Funds do not issue share certificates.  All shares are held in non-certificated form registered on the books of the Funds and the transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust.  The Trust does not hold an annual meeting of shareholders.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns.  All shares of the Funds have equal voting rights and liquidation rights.  The Agreement and Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected.  All shares of a Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Funds, see “How to Buy Shares” and “How to Redeem Shares” in the Prospectus.  For a description of the methods used to determine the share price and value of each Funds' assets, see “How to Buy Shares – Purchasing Shares” and "Valuing Fund Assets" in the Prospectus and “Determination of Share Price” in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

Investment Strategies and Risks

All principal investment strategies and risks are discussed in the prospectus.  This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Risk/Return Summary in the Prospectus.  Additional non-principal strategies and risks also are discussed here.

Certificates of Deposit and Bankers’ Acceptances

Each Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Closed-End Investment Companies

Each Fund may invest their assets in "closed-end" investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell shares of closed-end funds in the secondary market.

Each Fund generally will purchase shares of closed-end funds only in the secondary market. Each Fund will incur normal brokerage costs on such purchases similar to the expenses each Fund would incur for the purchase of securities of any other type of issuer in the secondary market. Each Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if each Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

Each Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by each Fund will ever decrease. In fact, it is possible that this market discount may increase and each Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of each Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by each Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by each Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. Each Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Commercial Paper

Each Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

Convertible Securities

Each Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Corporate Debt

Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper).  The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality.  Investment grade debt securities generally have adequate to strong protection of principal and interest payments.  In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.  The Fallen Angels Income Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer's ability to meet interest and principal payments, resulting in a loss to the Fund.

Depositary Receipts

Each Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR.  Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company.  Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

Each Fund may purchase ETFs and other closed end funds that invest in emerging market securities.  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Equity Securities

Equity securities consist of common stock, convertible preferred stock, rights and warrants.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.  Warrants are options to purchase equity securities at a specified price for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser.  As a result, the return and net asset value of a Fund will fluctuate.  Securities in a Fund’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time.  Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Exchange Traded Funds

Each Fund may invest in a range of exchange-traded funds ("ETFs"). Because many ETFs are considered to be investment companies, see "Investments in Other Investment Companies" below for additional information.

When a Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, a Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which each Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  A Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Fund's Adviser believes it is in the Fund's interest to do so.  A Fund's ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended, which provides that the ETFs will not be obligated to redeem shares held by the Portfolio in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Funds intend to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Funds believe that, in the event of the termination of an underlying ETF they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

Fixed Income Securities

Fixed income securities include bonds and securities offered on a when-issued, delayed delivery, or forward commitment basis.  Fixed income securities are subject to credit risk and interest rate risk.  Credit risk is the risk that a Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt.  Interest rate risk is the risk that a Fund's investments in fixed income securities may fall when interest rates rise.

Investments in high-yield bonds are considered to be more speculative than higher quality fixed income securities.  They are more susceptible to credit risk than investment-grade securities, especially during periods of economic uncertainty or economic downturns.  The value of lower quality securities are subject to greater volatility and are generally more dependent on the ability of the issuer to meet interest and principal payments than higher quality securities.  Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

Foreign Securities

Foreign securities are considered for purchase only if they are trading in domestic markets through an American Depositary Receipt (ADR). Purchases of foreign equity securities entail certain risks.   For example, there may be less information publicly available about a foreign company then about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.  Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty  in  enforcing  contractual obligations,  delays  in  settlement  of securities transactions and  greater  price  volatility.   In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities.  U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. Each Fund may invest in futures contracts only to the extent it could invest in the underlying instrument directly.

The Funds may engage in futures transactions for hedging purposes only.  This means that a Fund’s primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if a Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If a Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as a Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of a Fund's interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, a Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

Risk Factors in Futures Transactions

Liquidity Risk.  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures positions also could be impaired.

Risk of Loss.  Although a Fund may believe that the use of such contracts will benefit the Fund, a Fund's overall performance could be worse than if the Fund had not entered into futures contracts if the Adviser's investment judgment proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the   rising market and may occur at a time when the sales are disadvantageous to the Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. A Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

Correlation Risk.  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly the Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities, which involves a risk that the futures position will not correlate precisely with the performance of a Fund's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits:

•

Are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded; and

•

Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust's custodian.

SEC Segregation Requirements

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the "SEC"). Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). However, segregation of assets is not required if a Fund "covers" a long position. For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts.

Liquidity Impact of Margin and SEC Segregation Requirements

Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, a Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Funds, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to each Fund's operations.  Accordingly, neither Fund is not subject to registration or regulation as a commodity pool operator.

Illiquid and Restricted Securities

The Funds may invest up to 15% of their net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. Each Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. Each Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

Under guidelines adopted by the Trust's Board, the Funds’ Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of each Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Indexed Securities

The Funds may purchase indexed securities consistent with their investment objectives.  Indexed securities are those, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators.  Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad.  Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Indexed securities may be more volatile than the underlying instruments.  Certain indexed securities that are not traded on an established market may be deemed illiquid.

Insured Bank Obligations

Each Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $100,000. Each Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Investment Company Securities

The Funds may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940, as amended and each Fund's investment objectives.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, a Fund becomes a shareholder of that investment company.  As a result, a Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund's own operations.

Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, the Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual funds), but may not own more than 3% of the outstanding voting stock of any one investment company (the "3% Limitation") or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions:  when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the share s held by the Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

In addition, a Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order.

Mortgage-Backed Securities.

The Fallen Angels Income Fund may invest in mortgage-backed securities.  Mortgage-backed securities represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators.  Traditionally, residential mortgage-backed securities have been issued by governmental agencies such as the Ginnie Mae, Fannie Mae and Freddie Mac.  The Fund does not intend to invest in commercial mortgage-backed securities.  Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time.  However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected.  The types of residential mortgage-backed securities in which the Fund may invest may include the following:

Guaranteed Mortgage Pass-Through Securities.  The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by the U.S. government and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities.  Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates.  Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.  The guaranteed mortgage pass-through securities in which the Fund will invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

Private Mortgage Pass-Through Securities.  Private mortgage pass-through securities (“Private Pass-Throughs”) are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans.

Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Collateralized Mortgage Obligations.  CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.  Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (such collateral collectively hereinafter referred to as “Mortgage Assets”).

Multi-class pass-through securities are equity interests in a fund composed of Mortgage Assets.  Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities.  Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities.  CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Under current law, every newly created CMO issuer must elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a “REMIC”).

In a CMO, a series of bonds or certificates is issued in multiple classes.  Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.  Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis.  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.  In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds).  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development.  The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or by pools of other eligible mortgage loans.  The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans:  (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.  All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

Fannie Mae Certificates.   Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act.  Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968.  Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending.  Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.  On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan.  The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government.  In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types:  (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates.   Freddie Mac is a corporate instrumentality of the U.S. government created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”).  Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing.  The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.  On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received.  Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal.  Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal.  The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.  The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects.  Each mortgage loan must meet the applicable standards set forth in the FHLMC Act.  A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Federal Home Loan Bank Securities.  The Federal Home Loan Bank system (“FHLB”) was created in 1932 pursuant to the Federal Home Loan Bank Act.  The FHLB was created to support residential mortgage lending and community investment. The FHLB consists of 12 member banks which are owned by over 8,000 member community financial institutions.  The FHLB provides liquidity for housing finance and community development by making direct loans to these community financial institutions, and through two FHLB mortgage programs, which help expand home ownership by giving lenders an alternative option for mortgage funding.  Each member financial institution (typically a bank or savings and loan) is a shareholder in one or more of 12 regional FHLB banks, which are privately capitalized, separate corporate entities. Federal oversight, in conjunction with normal bank regulation and shareholder vigilance, assures that the 12 regional Banks will remain conservatively managed and well capitalized. The FHLB banks are among the largest providers of mortgage credit in the U.S.

The FHLB is also one of the world’s largest private issuers of fixed-income debt securities, and the Office of Finance  serves as the FHLB’s central debt issuance facility. Debt is issued in the global capital markets and the funds are channeled to member financial institutions to fund mortgages, community development, and affordable housing.

Securities issued by the FHLB are not obligations of the U.S. government and are not guaranteed by the U. S. government.  The FHLB may issue either bonds or discount notes. The securities, issued pursuant to the Act, are joint and several unsecured general obligations of the FHLB banks. The bonds or discount notes will not limit other indebtedness that the FHLB banks may incur and they will not contain any financial or similar restrictions on the FHLB banks or any restrictions on their ability to secure other indebtedness. Under the Federal Home Loan Bank Act, the FHLB banks may incur other indebtedness such as secured joint and several obligations of the FHLB banks and unsecured joint and several obligations of the FHL Banks, as well as obligations of individual FHLB banks (although current Federal Housing Finance Board rules prohibit their issuance).

Municipal Securities.

The Fallen Angels Income Fund may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities.  Although the interest earned on many municipal securities is exempt from federal income tax, the Fund may invest in taxable municipal securities.

Municipal securities share the attributes of a debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Portfolio may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

Options

The Funds may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Funds' portfolios and to generate income or gain for the Funds.  The ability of each Fund to successfully utilize options will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured.  Each Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

Each Fund may write (sell) covered call options and covered put options and purchase call and put options.  The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by a Fund (and involved in the options) on each Fund's net asset value per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium.  A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period.  If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller's obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.  Call options on securities which a Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Fund’s custodian consisting of  liquid debt obligations equal to the market value of the option, marked to market daily.  When a Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price.  At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period.  Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller.  If such an option expires unexercised, the seller realizes a gain equal to the premium received.  Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period.  If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

When a Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period.  To cover a put option, a Fund deposits U. S. government securities (or other high-grade debt obligations) in a segregated account at its custodian.  The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. A Fund maintains the segregated account so long as it is obligated as the seller. The obligation of a Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund.  A Fund's gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. A Fund's potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although a Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon a Fund's ability to detect the movement in the security's price and to execute a closing transaction at the appropriate time.

Each Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain the Fund’s objective.  A Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position.  Consistent with the investment policies of a Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security.  Effecting a closing purchase transaction will permit a Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

A Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities.  Each Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, a Fund would normally terminate the call position.  The purchase of both put and call options involves the risk of loss of all or part of the premium paid.  If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, a Fund will experience a loss on the option contract equal to the deficiency.

Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  The risks of preferred stocks are a lack of voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to a Fund.  Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to a Fund.

Repurchase Agreements

Each Fund may invest in fully collateralized repurchase agreements.  A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase).  Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value.  However, each Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the adviser to be creditworthy.  The Adviser monitors the creditworthiness of the banks and securities dealers with which each Fund engages in repurchase transactions.  Each Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

Reverse Repurchase Transactions

Each Fund may enter into reverse repurchase transactions.  In a reverse repurchase transaction, a Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price.  The repurchase price generally is equal to the original sales price plus interest.  A Fund retains record ownership of the securities and the right to receive interest and principal payments.  Each Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return in excess of the cost of the reverse repurchase transaction.  Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage.  Reverse purchase transactions also involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.  In the event of bankruptcy or other default by the purchaser, a Fund could experience both delays in repurchasing the portfolio securities and losses.  Each Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the adviser.

Reverse purchase transactions are considered by the SEC to be borrowings by a Fund under the Investment Company Act of 1940, as amended.  At the time a Fund enters into a reverse purchase transaction, it will direct its custodian to place in a segregated account assets (such as cash or liquid securities consistent with the Fund’s investment restrictions) having a value equal to the repurchase price (including accrued interest).  Each Fund will monitor the account to ensure that the market value of the account equals the amount of the Fund's commitments to repurchase securities.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price.  Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Adviser might miscalculate their value resulting in a loss to a Fund. Another risk is the underlying common stock may not reach the Adviser's anticipated price within the life of the right.

Royalty Trusts

Each Fund may invest in royalty trusts.  Royalty trusts are special purpose financing vehicles organized as investment trusts created to make investments in operating companies or their cash flows.  Royalty trusts buy the right to royalties on the production and sales of a natural resource company.  Income and cash flows generated by a royalty trust are passed directly to investors in the form of dividends or the return of invested capital.  Examples of royalty trusts include BP Prudhoe Bay Royalty Trust, Cross Timbers Royalty Trust and Williams Coal Seam Gas Royalty Trust.  The yield generated by a royalty trust is not guaranteed and because developments in the oil, gas and natural resources markets will affect payouts, could be volatile.  For example, the yield on an oil royalty trust can be affected by changes in production levels, natural resources, political and military developments, regulatory changes and conservation efforts.  In addition, natural resources are depleting assets.  Eventually, the income-producing ability of the royalty trust will be exhausted, at which point the trustees may choose to liquidate, or will attempt to raise or retain funds to make new acquisitions.  The purchase of new assets can depress current income and increase the risk that the new property is of lower quality than the property held by the trust.  Generally, higher yielding trusts have less time until depletion of proven reserves.

Short Sales

Each Fund may seek to realize additional gains or hedge investments by selling a security short.  A short sale is a transaction in which a Fund sells a security that it does not own in anticipation of a decline in the market price of the security.  To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer.  A Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender.  The price at which a Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, a Fund is required to repay the lender any dividends or interest attributable to the borrowed security that may accrue during the period of the loan.  To borrow the security, a Fund may be required to pay a premium, which would increase the cost of the security sold.  Until the short position is closed out, the Fund also will incur transaction costs.

The net proceeds of the short sale plus any additional cash collateral will be retained by the broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the security sold short increases.  A Fund will receive the net proceeds after it closes out the short position by replacing the borrowed security.  Until a Fund closes the short position, the Fund also must maintain a segregated account with its custodian consisting of cash or other liquid securities in an amount at least equal to (i) the current market value of the security sold short, (ii) less any collateral deposited with the broker (not including the proceeds of the short sale).  The assets in the segregated account are marked to market daily.  The collateral held by the broker and the segregated account with the custodian will not necessarily limit a Fund's potential loss on a short sale, which is unlimited.

A Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  A Fund will realize a gain if the price of the security declines between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividend, interest or expenses a Fund may be required to pay in connection with the short sale.   There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price.

STRIPS.

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities.  To the extent the Fallen Angles Income Fund purchases the principal portion of the STRIP, the Fund will not receive regular interest payments.  Instead they are sold at a deep discount from their face value.  The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders.  Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other Fund securities to satisfy its distribution obligations.  Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change.  In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP’s purchase price and its face value.

Time Deposits and Variable Rate Notes

Each Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which each Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit each Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between each Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. Each Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between each Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Funds’ Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to each Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

U.S. Government Securities

The Fallen Angels Income Fund may invest in U.S. government securities.  These securities may be backed by the credit of the government as a whole or only by the issuing agency.  U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities.  Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government.  Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

The Fund's investments in U.S. Government securities may include agency step-up obligations.  These obligations are structured with a coupon rate that "steps-up" periodically over the life of the obligation.  Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option.  Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment.  Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation.  However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate.  If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest.  As a result, these obligations may expose the Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time.  The risk in investing in warrants is the Adviser might miscalculate their value, resulting in a loss to a Fund.  Another risk is the warrants will not realize their value because the underlying common stock does reach the Adviser's anticipated price within the life of the warrant.

When-Issued, Forward Commitments and Delayed Settlements

The Fallen Angels Income Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Fund's custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund subsequently may be required to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, each Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Investment Restrictions

Fundamental Investment Limitations.  The investment limitations described below have been adopted by the Trust with respect to the Funds and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of each Fund.  As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of a Fund means the lesser of:  (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1.  Borrowing Money.  Each Fund will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.  Senior Securities.  Each Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that a Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  Each Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  Each Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  Each Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  Each Fund will not make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  Each Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  A Fund will not invest 25% or more of its total assets in any investment company that concentrates.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.  Diversification.  Each Fund will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental.  The following limitations have been adopted by the Trust with respect to the Funds and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.  Pledging.  Each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Borrowing.  Each Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

3.  Margin Purchases.  Each Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts.

4.  Illiquid Investments.  Each Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

MANAGEMENT OF THE FUNDS

The Board of Trustees supervises the business activities of the Trust and appoints the officers.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  As of the date of this SAI, the Funds are the only series in the “Fund Complex”.  The Board generally meets four times a year to review the progress and status of each Fund.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name Address and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee
Kelly C. Huang c/o American Money Management P.O. Box 675203 Rancho Santa Fe, CA 92067 Year of Birth: 1966	Trustee	Indefinite/ August 2006- present

Management Consultant, self-employed (2002-present); Consultant, East Bay Small Business Development Center (2007-preseent); Consultant, Pyxis (medical equipment) (2/2002-4/2002); Product Manager, Supplypro (industrial supply) (2000-2001)

				[_]	[_]
Ingram S. Chodorow Placontrol, Inc. 12760 High Bluff Drive Suite 210 San Diego, CA 92130 Year of Birth: 1939	Trustee	Indefinite/ August 2006 - present

President/CEO, Placontrol, Inc. (manufacturing and marketing dental flossers ) (1973-present ); CEO, Redfield Corp. (manufacturing and marketing medical devices ) (1987-2002 ); CEO/President, Technalytics, Inc. (medical patents licensing) (1969-present)

				[_]	[_]
Linda J. Rock 1946 Zapo St. Del Mar, CA 92014 Year of Birth: 1957	Trustee	Indefinite/ August 2006 – present

Management Consultant, self-employed (1990-present); Partner, Venture Management Associates (investment banking, corporate development) (1999-2003); Director Garden Fresh Restaurant Corp (1986-1990); Consultant, Bain & Company (1983-1986)

				[_]	[_]
Miro Copic c/o American Money Management P.O. Box 675203 Rancho Santa Fe, CA 92067 Year of Birth: 1961	Trustee	Indefinite/ August 2006 – present	President/CEO, Bottomline Marketing (2001-present); Senior Vice President, Marketing and Product Management, Hasbro, Inc. (2002-2003); CEO, iGrapevine, ideaEdge Ventures ( marketing) ( 2001-2002)	[_]	[_]

1The "Fund Complex" consists of the AMM Funds.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee
Gabriel B. Wisdom[1] P.O. Box 675203 Rancho Santa Fe, CA 92067 Year of Birth: 1950	President and Trustee	Indefinite/ Trustee June 2006 – present; President August 2006 – present.

Chief Executive Officer and Managing Director, American Money Management, LLC (1999 to present); Director, Monterey Financial (Finance Company ) (1994-present ); General Partner, SWM LLP ( Hedge Fund) ( 2005-present)

				[_]	[_]
Michael J. Moore P.O. Box 675203 Rancho Santa Fe, CA 92067 Year of Birth: 1976	Treasurer	Indefinite/ August 2006 – present.

Chief Investment Officer, American Money Management (2001 to present); Chief Executive Officer, Ad-Pad, Inc. (marketing and promotional products firm) (1999 to 2001); General Partner, SWM LLC ( Hedge Fund) ( 6/2005-present)

				NA	NA
Joseph D. Dang P.O. Box 675203 Rancho Santa Fe, CA 92067 Year of Birth: 1977	Secretary and Chief Compliance Officer	Indefinite/ Secretary June 2006 – present; CCO August 2006 – present.

Counsel and Chief Compliance Officer, American Money Management, LLC (2005 to present); Financial Analyst/Financial Planner, Ayco (financial planning subsidiary of Goldman Sachs) (2004 to 2005); Contract Attorney (2003; 4/2005-7/2005); University of San Diego School of Law (1999 to 2002)

				NA	NA

1 Gabriel B. Wisdom is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and President of the Funds' investment adviser.

2The "Fund Complex" consists of the AMM Funds.

The Trust’s audit committee consists of Miro Copic, Ingram Chodorow, Kelly Huang and Linda Rock.  The audit committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Funds, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of each Fund’s financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Funds' independent auditors and the full Board of Trustees.  None of the audit committee members are “Interested” as defined in the Investment Company Act of 1940, as amended.  During the fiscal period ended July 31, 2008 , the Audit Committee held [_] meetings.

As of December 3 1, 2007, the Trustees beneficially owned the following amounts in the Funds:

Name of Trustee or Officer	Dollar Range of Securities in the Fallen Angels Value Fund	Dollar Range of Securities in the Fallen Angels Income Fund	Aggregate Dollar Range of Securities In Trust
Miro Copic	$ [__]	$ [__]	$ [__]
Ingram Chodorow	$ [__]	$ [__]	$ [__]
Kelly Huang	$[__]	$ [__]	$[__]
Lind Rock	$ [__]	$ [__]	$ [__]
Gabriel B. Wisdom	$[__]	$[__]	$[__]

The following table describes the compensation paid to the Trustees for the Trust’s fiscal year ended July 31, 2008 ..  Trustees of the Fund who are deemed "interested persons" of the Trust receive no compensation from the Funds.

Name	Aggregate Compensation from the Fallen Angels Value Fund[1]	Aggregate Compensation from the Fallen Angels Income Fund	Total Compensation from Trust[2]
Miro Copic	$ [__]	$ [__]	$[__]
Ingram Chodorow	$ [__]	$ [__]	$ [__]
Kelly Huang	$ [__]	$ [__]	$[__]
Lind Rock	$ [__]	$ [__]	$[__]
Gabriel B. Wisdom	$0	$0	$0

1 Each non-interested Trustee receives $500 per quarterly meeting attended.

2The Trust is comprised of the Fallen Angels Value Fund and the Fallen Angels Income Fund.

CODE OF ETHICS

Pursuant to the requirements of rule 17j-1 under the Investment Company Act of 1940, as amended and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Funds, the Funds and the Adviser have adopted a Code of Ethics and procedures for implementing the provisions of the Code. The personnel of the Funds and the Adviser are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Funds.

DISTRIBUTION PLAN

Each Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”).  The Plan permits the Funds to pay the Adviser for certain distribution and promotion expenses related to marketing shares of the Funds. The amount payable annually by each Fund is 0.25% of its average daily net assets.

Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Funds, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Funds; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares of the Funds; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Funds for recipients other than existing shareholders of the Funds; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.

During the fiscal period ended July 31, 2007, the Value Fund and the Income Fund paid $34,252 and $26,441 , respectively, in distribution fees.   During the fiscal year ended July 31, 2008, the Value Fund and the Income Fund paid $[___] and $[___], respectively, in distribution fees.  Distribution fees during the fiscal year ended July 31, 2008, for the Value Fund and the Income Fund, respectively, spent as follows: payments to securities dealers $[___] and $[___] , other financial intermediaries $[___] and $[___] , institutions and other investment advisers for sales of shares of the fund and distribution services $[___] and $[___] ; for Funds advertising and marketing expenses and mailing prospectuses $[___] and $[___] ..

The Trustees expect that the Plan could significantly enhance each Fund’s ability to expand distribution of shares of each Fund. It is also anticipated that an increase in the size of each Fund will produce economies of scale that benefit the shareholders, facilitate more efficient portfolio management, and assist each Fund in seeking to achieve its investment objective.

The Plan has been approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person.  Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the Fund.  Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of each Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent Trustees.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund as that term is defined under the Investment Company Act of 1940, as amended.  Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.  The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds as of October 31, 2008.

Fund	Name and Address	Status	Number of Shares	Percent of Shares
Fallen Angels Value Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	Record	1,829,562.99	95.95%
Fallen Angels Income Fund	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	Record	1,736,092.97	93.58%

Management Ownership

As of October 31, 2008 , all officers and trustees as a group beneficially owned less than [___] % of the outstanding shares of the Fallen Angels Value Fund and approximately [___] % of the outstanding shares of the Fallen Angels Income Fund.  The American Money Management, LLC 401(k) Retirement Savings Plan, of which Gabriel B. Wisdom, Michael J. Moore, and Joseph D. Dang are beneficial owners, owned [___] % of the outstanding shares of the Fallen Angels Value Fund.  The plan did not own any outstanding shares of the Fallen Angels Income Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The trustees selected American Money Management, LLC as the investment adviser to the Funds.  Gabriel B. Wisdom owns more than 50% of the Adviser and acts as its Chief Executive Officer and Managing Director.  He also serves as a Trustee for AMM Funds.

Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Funds such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with each Fund’s investment objective and policies.  As compensation for its management services, each Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund.

The Agreement will continue for an initial term of two years, and on a year - to - year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of a Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940, as amended, at a meeting called for the purpose of voting on such approval.  The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of a Fund on not more than 60 days written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.

Pursuant to an Administration Agreement between the Adviser and the Trust, the Adviser has been retained to provide certain management support and administrative oversight services to the Funds in exchange for the payment of an administrative fee by each Fund equal to an annual rate of 0.25% of each Fund's average daily net assets. The Adviser provides the Funds with general office facilities and oversees the provision of administrative/non-investment services to the Trust, including the provision of services to the Trust by the Trust's fund accounting agent, transfer agent and custodian, including: (i) the updating of corporate organizational documents, and the negotiation of contracts and fees with, and the monitoring and coordination of performance and billings of, the Trust's custodian and other independent contractors and agents; (ii) the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations, including registration statements, prospectuses, and statements of additional information, and semi-annual and annual reports to shareholders; (iii) reviewing, (including coordinating the preparing of, but not preparing) tax returns; (iv) preparing agendas and supporting documents for, and minutes of meetings of, the Trustees, committees of the Trustees, and preparation of notices, proxy statements and minutes of meetings of shareholders of the Trust or of one or more of the funds; (v) the maintenance of books and records of the Trust; (vi) telephone coverage to respond to shareholder inquiries; (vii) the provision of monitoring reports and assistance regarding compliance with federal securities and tax laws including compliance with the Investment Company Act of 1940, as amended and Subchapter M of the Internal Revenue Code of 1986, as amended; (viii) the dissemination of yield and other performance information to newspapers and tracking services, (ix) the preparation of annual renewals for fidelity bond and errors and omissions insurance coverage, (x) the development of a budget for the Trust, the establishment of rate of expense accruals and the arrangement of the payment of all fixed and management expenses and (xi) the determination of each Fund's net asset value and the provision of all other fund accounting services to the Fund.  The Adviser also provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust.  Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers, or employees of the Adviser or its affiliates.

The tables below describe the advisory and administration fees earned by the Adviser.

Fallen Angels Value Fund	Gross	Waivers	Net	Period
Advisory Fees	$204,140	-	$204,140	Fiscal Year Ended July 31, 2008
Advisory Fees	$137,009	$23,039	$113,970	Fiscal Period Ended July 31, 2007
Administration Fees	$51,035	-	$51,035	Fiscal Year Ended July 31, 2008
Administration Fees	$34,252	-	$34,252	Fiscal Period Ended July 31, 2007

Fallen Angels Income Fund	Gross	Waivers	Net	Period
Advisory Fees	$172,666	-	$172,666	Fiscal Year Ended July 31, 2008
Advisory Fees	$105,763	$14,887	$90,876	Fiscal Period Ended July 31, 2007
Administration Fees	$43,166	-	$43,166	Fiscal Year Ended July 31, 2008
Administration Fees	$26,441	-	$26,441	Fiscal Period Ended July 31, 2007

Mr. Wisdom and Michael J. Moore are the portfolio managers responsible for the day-to-day management of the Funds.

As of July 31, 2008, Mr. Wisdom also is responsible for the management of the following other types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	[__]	$[_]	[__]	$[_]
Other Pooled Investment Vehicles	[__]	$[_]	[__]	$[_]
Other Accounts	[__]	$[_]	[__]	$[_]

As of July 31, 2008, Mr. Moore is also responsible for managing the following other types of accounts.

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	[__]	$[_]	[__]	$[_]
Other Pooled Investment Vehicles	[__]	$[_]	[__]	$[_]
Other Accounts	[__]	$[_]	[__]	$[_]

The Adviser has not identified any material conflicts between the Funds and other accounts managed by Mr. Wisdom or Mr. Moore.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Funds and other accounts.  The management of the Funds and other accounts may result in unequal time and attention being devoted to the Funds and other accounts.  Another potential conflict of interest may arise where another account has the same investment objective as either of the Funds, whereby the portfolio manager could favor one account over another.  Further, a potential conflict could include Mr. Wisdom's or Mr. Moore's knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Funds.  These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.  The Adviser publishes a newsletter that discusses the perceived value of various stocks.  The Adviser has adopted a policy that prohibits discussion of a security in the newsletter if the Adviser is currently considering the purchase or sale of such security by either Fund.

Mr. Moore receives a salary that is determined annually by negotiation.  Both Mr. Moore and Mr. Wisdom are owners of the Adviser and therefore participate in Adviser's profits based on their respective ownership interests.  They also participate in the Adviser's 401K program on the same terms as the other employees of the Adviser.

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Funds as of July 31, 2008.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fallen Angels Value Fund	Dollar Range of Equity Securities in the Fallen Angels Income Fund
Gabriel B. Wisdom	$[__]	$[__]
Michael J. Moore	$[__]	$[__]

Custodian

U.S. Bank, 425 Walnut Street, Cincinnati. Ohio 45202, serves as the Funds' custodian ("Custodian").  The Custodian acts as each Fund's depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at each Fund's request and maintains records in connection with its duties.

Fund Services

Mutual Shareholder Services, LLC. (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4003, acts as the transfer agent ("Transfer Agent") for the Funds.  MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.  MSS receives an annual fee from the Trust of $11.50 per shareholder (subject to a minimum monthly fee of $775.00 per Fund) for these transfer agency services.

In addition, MSS provides each Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant ("Fund Accounting Agent"), MSS receives an annual fee from the Trust based on the average value of each Fund.  These fees are: from $0 to $25 million in assets the annual fee is $21,000, from $25 million to $50 million in assets the annual fee is $30,500, from $50 million to $75 million in assets the annual fee is $36,250, from $75 million to $100 million in assets the annual fee is $42,000, from $100 million to $125 million in assets the annual fee is $47,750, from $125 million to $150 million in assets the annual fee is $53,500, and for asset above $150 million the annual fee is $59,250.

The Trust will receive a discount ranging from 10-60% depending on the net assets of each Trust until the Trust reaches $10 million in assets.

During the fiscal year ended July 31, 2008, the Fallen Angels Income Fund and the Fallen Angels Value Fund paid $21,000 and $21,000, respectively, in fund accounting fees.   During the fiscal period ended July 31, 2007, the Fallen Angels Income Fund and the Fallen Angels Value Fund paid $14,893.65 and $15,123.42, respectively in fund accounting fees paid by the Funds.

Independent Registered Public Accounting Firm

The firm of Sanville & Co. Certified Public Accountants, 1514 Old York Road, Abington, PA 19001, has been selected as independent registered public accounting firm for the Funds for the fiscal year ending July 31, 2009.  Sanville & Co. will perform an annual audit of the Fund's financial statements and provides financial, tax and accounting services as requested.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is responsible for each Fund’s portfolio decisions and the placing of each Fund's portfolio transactions.  In placing portfolio transactions, the Adviser seeks the best qualitative execution for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.  The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell each Fund’s shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom a Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts.  Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to a Fund.  Although research services and other information are useful to a Fund and the Adviser, it is not possible to place a dollar value on the research and other information received.  It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When a Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis.  Blocked transactions can produce better execution for a Fund because of the increased volume of the transaction. If the entire blocked order is not filled, a Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis.  The Adviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser believes an adjustment is reasonable.

During the fiscal year ended July 31, 2008, the Fallen Angels Value Fund and the Fallen Angels Income Fund paid brokerage commissions of $27,976 and $20,053, respectively.   During the fiscal period ended July 31, 2007, the Fallen Angels Value Fund and the Fallen Angels Income Fund paid brokerage commissions of $7,891 and $19,173, respectively.

Portfolio Turnover

The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities.  The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.  The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares.  High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's Shareholders.  The Funds' historical turnover rates are as follows:

Fund	November 10, 2006* to July 31, 2007	August 1, 2007 to July 31, 2008
Fallen Angels Value Fund	31.18%	451.20%
Fallen Angels Income Fund	96.47%	138.49%

* Funds' inception

The higher portfolio turnover for both Funds was due in large part to the Funds' move to a defensive strategy, which was done primarily by raising cash reserves. In addition, both Funds took advantage of short term trading opportunities. Both Funds expect that they may continue to engage in active trading of portfolio securities depending on market volatility and other factors.  Consequently, portfolio turnover will not be a limiting factor in making investment decisions.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds are required to include a schedule of portfolio holdings in their annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Funds also are required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Funds, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  The Funds may enter into ongoing arrangements to release portfolio holdings to rating agencies, such as Morningstar or Lipper, in order for the agencies to assign a rating or ranking to the Funds.  Portfolio holdings will be supplied to rating agencies no more frequently than quarterly and only after the Fund has filed a Form N-CSR or Form N-Q with the SEC.  The Funds currently do not have any ongoing arrangements to release portfolio holdings information to rating agencies.

Pursuant to policies and procedures adopted by the Board of Trustees, the Funds have ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, Transfer Agent, Fund Accounting Agent and Custodian and on an as needed basis to other third parties providing services to the Fund.   The Adviser, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Funds.   The Funds disclose portfolio holdings to their auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers.  The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund makes publicly available on a monthly basis an updated list of each of the Fund's top ten holdings, sector weightings and other Fund characteristics.  This information is made available on the Funds' website www.amminvest.com.  The same information may also be included in printed market materials.  The information is updated monthly and is usually available within 5 days of the month end.  The Funds' Form N-CSR and Form N-Q will contain each Fund's entire list of portfolio holdings as of the applicable quarter end.

The Funds, the Adviser, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about each Fund’s portfolio holdings without the specific approval of the Board.  Any party wishing to release portfolio holdings information on an ad hoc or special basis must  submit any proposed arrangement to the Board, which will review the arrangement to determine (i) whether the arrangement is in the best interests of each Fund's shareholders, (ii) the information will be kept confidential (based on the factors discussed below),  (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Funds or the Adviser. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Funds, as a result of disclosing the Fund’s portfolio holdings.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  The agreements with the Funds' Adviser, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund's portfolio holding and the duty not to trade on the non-public information.  The Funds believe, based upon its size and history, that these are reasonable procedures to protect the confidentiality of each Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

DETERMINATION OF SHARE PRICE

The price (net asset value) of the shares of each Fund is determined at the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business.  For a description of the methods used to determine the net asset value, see “How to Buy Shares – Purchasing Shares" in the prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

REDEMPTION IN-KIND

The Funds do not intend to redeem shares in any form except cash.  However, if the amount redeemed is over the lesser of $250,000 or 1% of a Fund's net asset value, each Fund has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund's net asset value in securities instead of cash.  In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

TAX CONSEQUENCES

Each Fund intends to continue to qualify under Subchapter M of the Internal Revenue Code.  Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amended, a Fund, by paying out substantially all of its investment income and realized capital gains, intends to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a "regulated investment company" under Sub-Chapter M, at least 90% of a Fund's income must be derived from dividends, interest and gains from securities transactions, and no more than 50% of a Fund's total assets may be in two or more securities that exceed 5% of the total assets of the Fund at the time of each security's purchase. Not qualifying under Subchapter M of the Internal Revenue Code would cause a Fund to be considered a personal holding company subject to normal corporate income taxes.  A Fund then would be liable for federal income tax on the capital gains and net investment income distributed to its shareholders, resulting in a second level of taxation that would substantially reduce net after-tax returns from the Fund.   Any subsequent dividend distribution of a Fund's earnings after taxes would still be taxable as received by shareholders. The Jobs and Growth and Tax Relief Reconciliation Law of 2003 reduced the rate on "qualifying dividends" to 15% (5% for those in 10% or 15% income tax bracket). A Fund may invest in companies that pay "qualifying dividends."  Investors in the Funds may benefit from the new tax bill and its lower tax rate on taxable quarterly dividend payments, attributable to corporate dividends, distributed by the Funds.

Tax Distribution: Each Fund's distributions (capital gains and dividend income), whether received by shareholders in cash or reinvested in additional shares of the Funds, may be subject to federal income tax payable by shareholders. All income realized by the Funds including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Board of Trustees. Dividends received shortly after purchase of Fund shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Funds.

Federal Withholding: The Funds are required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Funds that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds' to Institutional Shareholder Services (ISS).  ISS will vote such proxies in accordance with its proxy policies and procedures. A summary of the proxy policies and procedures of ISS is attached to this SAI.  The full proxy policies and procedures may be obtained by calling the Adviser at 1-888-999-1395.

MORE INFORMATION.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll free, 1-866-663-8023.  The information also will be available on the SEC’s website at www.sec.gov.  In addition, a copy of the Trust's proxy voting policies and procedures are also available by calling 1-866-663-8023. and will be sent within three business days of receipt of a request.

FINANCIAL STATEMENTS

The financial statements and independent registered public accounting firm's report required to be included in the Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended July 31, 2008.  The Trust will provide the Annual Report without charge at written or telephone request.

2008 U.S. Proxy Voting Guidelines

Concise Summary

ISS Governance Services

December 21, 2007

ISS Goverance Services

Concise Summary of 2008 U.S. Proxy Voting Guidelines

Effective for Meetings on or after Feb. 1, 2008

Updated Dec. 21, 2007

1. Auditors

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•

An auditor has a financial interest in or association with the company, and is therefore not independent ;

•

There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•

Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•

Fees for non-audit services (“ other ” fees) are excessive.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•

The tenure of the audit firm;

•

The length of rotation specified in the proposal;

•

Any significant audit-related issues at the company;

•

The number of audit committee meetings held each year;

•

The number of financial experts serving on the committee; and

•

Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote AGAINST or WITHHOLD from individual directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse;

•

Sit on more than six public company boards;

•

Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•

The company’s proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/ withhold from all incumbent directors;

•

The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO) , or reneges on a commitment to put the pill to a vote, and has not yet received a withhold /against recommendation for this issue;

•

The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken) ;

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken) ;

•

The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•

At the previous board election, any director received more than 50 percent withhold /against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold /against vote ;

•

The company is a Russell 3000 company that underperformed its industry group (GICS group) under ISS’ “Performance Test for Directors ” policy;

•

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election--any or all appropriate nominees (except new) may be held accountable.

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:

•

The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•

The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•

The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•

The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the audit committee if:

•

The non - audit fees paid to the auditor are excessive (see discussion under “ Auditor Ratification ” );

•

Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the compensation committee if:

•

There is a negative correlation between the chief executive’s pay and company performance;

•

The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•

The company fails to submit one-time transfers of stock options to a shareholder vote;

•

The company fails to fulfill the terms of a burn - rate commitment made to shareholders;

•

The company has backdated options (see “Options Backdating” policy);

•

The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:

•

The company has proxy access or a similar structure to allow shareholders to nominate directors to the company’s ballot; and

•

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections .

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

•

 Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include , but are not limited to, the following:

-

presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors ;

-

serves as liaison between the chairman and the independent directors ;

-

approves information sent to the board ;

-

approves meeting agendas for the board ;

-

approves meeting schedules to assure that there is sufficient time for discussion of all agenda items ;

-

has the authority to call meetings of the independent directors ;

-

if requested by major shareholders, ensures that he is available for consultation and direct communication;

•

The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

•

The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;

•

Two-thirds independent board;

•

All independent key committees;

•

Established governance guidelines;

•

The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and

•

The company does not have any problematic governance issues ..

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

* The industry peer group used for this evaluation is the average of the 12 companies in the same six -digit GICS group that are closest in revenue to the company. To fail, the company must underperform its index and industry group on all four measures ( one- and three- year on industry peers and index).

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Open Access

Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

•

The ownership threshold proposed in the resolution;

•

The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•

Long-term financial performance of the target company relative to its industry;

•

Management’s track record;

•

Background to the proxy contest;

•

Qualifications of director nominees (both slates);

•

Strategic plan of dissident slate and quality of critique against management;

•

Likelihood that the proposed goals and objectives can be achieved (both slates);

•

Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•

The election of fewer than 50 percent of the directors to be elected is contested in the election;

•

One or more of the dissident’s candidates is elected;

•

Shareholders are not permitted to cumulate their votes for directors; and

•

The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•

Shareholders have approved the adoption of the plan; or

•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e ., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•

No lower than a 20 percent trigger, flip-in or flip-over;

•

A term of no more than three years;

•

No dead-hand, slow-hand, no-hand , or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting , or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

  Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•

Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The aggregate CIC figure may be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including :

•

The reasons for reincorporating ;

•

A comparison of the governance provisions ;

•

Comparative economic benefits ; and

•

A comparison of the jurisdictional laws.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent ), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

•

Rationale;

•

Good performance with respect to peers and index on a five-year total shareholder return basis;

•

Absence of non-shareholder approved poison pill;

•

Reasonable equity compensation burn rate;

•

No non-shareholder approved pay plans; and

•

Absence of egregious equity compensation practices.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

•

It is intended for financing purposes with minimal or no dilution to current shareholders;

•

It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock ), and AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense ), and FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•

The total cost of the company’s equity plans is unreasonable;

•

The plan expressly permits the repricing of   stock options without prior shareholder approval;

•

There is a disconnect between CEO pay and the company’s performance;

•

The company’s three year burn rate exceeds the greater of 2%   and the mean plus one standard deviation of its industry group; or

•

The plan is a vehicle for poor pay practices.

Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, the CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices:

•

Egregious employment contracts (e.g., multi-year guarantees for salary increases, bonuses, and equity compensation);

•

Excessive perks (overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary);

•

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure (e.g., performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance);

•

Egregious pension/SERP (supplemental executive retirement plan) payouts (inclusion of additional years of service not worked that result in significant payouts, or inclusion of performance-based equity awards in the pension calculation;

•

New CEO with overly generous new hire package (e.g., excessive “make whole” provisions);

•

Excessive severance and/or change-in-control provisions: Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;

-

Severance paid for a “performance termination,” (i.e., due to the executive’s failure to perform job functions at the appropriate level);

-

Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

-

Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

•

Poor disclosure practices, (unclear explanation of how the CEO is involved in the pay setting process,  retrospective performance targets and methodology not discussed, or methodology for benchmarking practices and/or peer group not disclosed and explained);

•

Internal pay disparity (e.g., excessive differential between CEO total pay and that of next highest-paid named executive officer);

•

Other excessive compensation payouts or poor pay practices at the company.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.  Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•

Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•

Vesting schedule or mandatory holding/deferral period:

-

A minimum vesting of three years for stock options or restricted stock; or

-

Deferred stock payable at the end of a three-year deferral period.

•

Mix between cash and equity:

-

A balanced mix of cash and equity, for example 40 percent cash/60 percent equity or 50 percent cash/50 percent equity; or

-

If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•

No retirement/benefits and perquisites provided to non-employee directors; and

•

Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table.  The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•

Purchase price is at least 85 percent of fair market value;

•

Offering period is 27 months or less; and

•

The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•

Purchase price is less than 85 percent of fair market value; or

•

Offering period is greater than 27 months; or

•

The number of shares allocated to the plan is more than 10 percent of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•

Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•

Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•

Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•

No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Options Backdating

In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

•

Reason and motive for the options backdating issue ( inadvertent vs. deliberate grant date changes ) ;

•

Length of time of options backdating;

•

Size of restatement due to options backdating;

•

Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

•

Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:

•

Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•

Rationale for the re-pricing--was the stock price decline beyond management's control?

•

Is this a value-for-value exchange?

•

Are surrendered stock options added back to the plan reserve?

•

Option vesting--does the new option vest immediately or is there a black-out period?

•

Term of the option--the term should remain the same as that of the replaced option;

•

Exercise price--should be set at fair market or a premium to market;

•

Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time.  Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule.  Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Transfer Programs of Stock Options

Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•

Executive officers and non-employee directors are excluded from participating;

•

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•

There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders.  Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders.  The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•

Eligibility;

•

Vesting;

•

Bid-price;

•

Term of options;

•

Transfer value to third-party financial institution, employees and the company.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Compensation Consultants--Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Pay for Superior Performance

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's compensation plan for senior executives. The proposal should have the following principles:

•

Sets compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

•

Delivers a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•

Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•

Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•

Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•

What aspects of the company’s annual and long-term equity incentive programs are performance-driven?

•

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•

Can shareholders assess the correlation between pay and performance based on the current disclosure?

•

What type of industry and stage of business cycle does the company belong to?

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•

First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives.  Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards.  Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•

Second, assess the rigor of the company’s performance-based equity program.  If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal.  Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design.  If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives.  These principles include:

•

Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;

•

Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;

•

Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;

•

Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;

•

An executive may not trade in company stock outside the 10b5-1 Plan.

•

Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.

Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

•

If the company has adopted a formal recoupment bonus policy; or

•

If the company has chronic restatement history or material financial problems.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•

The triggering mechanism should be beyond the control of management;

•

The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the change of control ) ;

•

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control.  Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

9. Corporate Social Responsibility (CSR) Issues

Consumer Lending

Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

•

Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;

•

Whether the company has adequately disclosed the financial risks of the lending products in question;

•

Whether the company has been subject to violations of lending laws or serious lending controversies;

•

Peer companies’ policies to prevent abusive lending practices.

Pharmaceutical Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•

The existing level of disclosure on pricing policies;

•

Deviation from established industry pricing norms;

•

The company’s existing initiatives to provide its products to needy consumers;

•

Whether the proposal focuses on specific products or geographic regions.

Product Safety and Toxic Materials

Generally vote FOR proposals requesting the company to report on its policies , initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

•

The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;

•

The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•

The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phaseout of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals , considering:

•

Current regulations in the markets in which the company operates;

•

Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

•

The current level of disclosure on this topic.

Climate Change

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:

•

The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

•

The company’s level of disclosure is comparable to or better than information provided by industry peers; and

•

There are no significant fines, penalties, or litigation associated with the company’s environmental performance.

Greenhouse Gas Emissions

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines , or litigation resulting from greenhouse gas emissions.

Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•

The company is in compliance with laws governing corporate political activities; and

•

The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

•

Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•

The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

•

The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

PART C

OTHER INFORMATION

Item 23. Financial Statements and Exhibits.

(a) Articles of Incorporation.

(i) Registrant's Declaration of Trust is hereby incorporated by reference to Exhibit 23(a) to the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission (“SEC”) on July 12, 2006.

(ii) Amendment No.1 to the Registrant's Declaration of Trust is hereby incorporated by reference to Exhibit 23(a)(ii) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on September 1, 2006.

(iii) Amendment No. 2 to the Registrant's Declaration of Trust is hereby incorporated by reference to Exhibit 23(a)(iii) to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on June 11, 2007.

(iv) Amendment No. 3 to the Registrant's Declaration of Trust is filed herewith.

(b) By-Laws. Registrant's By-Laws are hereby incorporated by reference to Exhibit 23(b) to the Registrant's Registration Statement on Form N-1A filed with the SEC on July 12, 2006.

(c) Instruments Defining Rights of Security Holder. None other than in the Declaration of Trust and By-Laws of the Registrant.

(d) Investment Advisory Contracts. Management Agreement with American Money Management, LLC is hereby incorporated by reference to Exhibit 23(d) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on September 1, 2006.

(e) Underwriting Contracts. None.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodial Agreement. Custody Agreement with U.S. Bank, N.A. is hereby incorporated by reference to Exhibit 23(g) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on September 1, 2006.

(h) Other Material Contracts.

(i) Transfer Agent Agreement with Mutual Shareholder Services, LLC is hereby incorporated by reference to Exhibit 23(h)(i) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on September 1, 2006.

(ii) Accounting Services Agreement with American Money Management, LLC is hereby incorporated by reference to Exhibit 23(h)(ii) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on September 1, 2006.

(iii) Administration Agreement with American Money Management, LLC is hereby incorporated by reference to Exhibit 23(h)(iii) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on September 1, 2006.

(i) Legal Opinion. Opinion and Consent of Thompson Hine LLP

                            (i) Legal Opinion is hereby incorporated by reference to Exhibit 23(i) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on September 1, 2006.

(ii) Consent is filed herewith.

(j) Other Opinions.     Consent of Accountants is filed herewith.

(k) Omitted Financial Statements. None.

(l) Initial Capital Agreements.  Agreement of initial shareholder is hereby incorporated by reference to Exhibit 23(l) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on September 1, 2006.

(m) Rule 12b-1 Plan. Rule 12b-1 Plan is hereby incorporated by reference to Exhibit 23(m)to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on June 11, 2007.

(n) Rule 18f-3 Plan. None.

(o) Reserved.

(p) Code of Ethics. Code of Ethics of the Trust and Adviser is hereby incorporated by reference to Exhibit 23(p) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on September 1, 2006.

(q) Powers of Attorney.     Powers of Attorney of the Trust, and a certificate with respect thereto, and the Trustees and officers of the Trust are hereby incorporated by reference to Exhibit 23(q) to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on September 1, 2006.

Item 24. Control Persons.     None

Item 25. Indemnification.

Reference is made to Article VI of the Registrant's Agreement and Declaration of Trust which is included.     The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 26. Activities of Investment Adviser.

(a) American Money Management, LLC, 14249 Rancho Santa Fe Farms Road, Rancho Santa Fe, CA 92067 is registered as an investment adviser.  It has engaged in no other business during the past two fiscal years.

(b) Gabriel Wisdom and Michael Moore are both officers and managing member of SWM LLP, the general partner of a hedge fund.     Gabriel Wisdom is also an owner and director of Monterey Financial, a finance company.

Item 27. Principal Underwriter. None.

Item 28. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant and the Transfer Agent at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, except that all records relating to the activities of the Fund's Custodian are maintained at the office of the Custodian, U.S. Bank N.A   ..,   425 Walnut Street, Cincinnati, OH 45202.

Item 29. Management Services. Not applicable.

Item 30. Undertakings. None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on the 7th day of November, 2008 ..

AMM Funds

By:  /s/JoAnn M. Strasser

           JoAnn M. Strasser

            Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the 7th day of November, 2008 ..

Gabriel B. Wisdom, President/Trustee*

Michael J. Moore, Treasurer* (Principal Accounting Officer)

Ingram S. Chodorow, Trustee*

Miro Copic, Trustee*

Kelly C. Huang, Trustee*

Linda J. Rock, Trustee*

*By: /s/JoAnn M. Strasser

           JoAnn M. Strasser

            Attorney-in-Fact

EXHIBIT INDEX

1.

Amendment No. 3 to Declaration of Trust

EX-99.23.a (iv)

2.

Consent of Thompson Hine LLP

EX-99.23.i (ii)

3.

Consent of Independent Accounting Firm

EX-99.23.j